Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

March 31, 2021

A.	Financial Highlights
	Condensed Consolidated Balance Sheets	1
	Consolidated Statements of Operations	2
	Quarterly Summary - Most Recent 5 Quarters	3
	Non-GAAP Financial Measures
	Reconciliation from Net Income Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items	5
	Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders	6
	Quarterly Summary - Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income (Loss) Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items	7
	Quarterly Summary - Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) Available to Common Stockholders	9
	Capitalization/Book Value per Common Share	10
	Spread Results	11

B.	Product Summary
	Summary of Cost of Money for Deferred Annuities	11
	Annuity Account Balance Rollforward	11
	Annuity Deposits by Product Type	12
	Surrender Charge Protection and Account Values by Product Type	12
	Annuity Liability Characteristics	13

C.	Investment Summary
	Summary of Invested Assets	16
	Credit Quality of Fixed Maturity Securities	16
	Watch List Securities	16
	Fixed Maturity Securities by Sector	17
	Mortgage Loans on Real Estate	18

D.	Shareholder Information	20

E.	Research Analyst Coverage	21

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2021
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2021	December 31, 2020 (a)
Assets
Investments:
Fixed maturity securities, available for sale, at fair value	$45,690,341	$47,538,893
Mortgage loans on real estate	4,290,602	4,165,489
Derivative instruments	1,509,892	1,310,954
Other investments	908,437	590,078
Total investments	52,399,272	53,605,414

Cash and cash equivalents	11,087,125	9,095,522
Coinsurance deposits	4,646,406	4,844,927
Accrued investment income	410,112	398,082
Deferred policy acquisition costs	2,470,851	2,225,199
Deferred sales inducements	1,587,653	1,448,375
Income taxes recoverable	—	862
Other assets	76,247	70,198
Total assets	$72,677,666	$71,688,579

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$63,519,546	$62,352,882
Other policy funds and contract claims	234,468	240,904
Notes payable	495,811	495,668
Subordinated debentures	78,187	78,112
Deferred income taxes	376,895	504,000
Income taxes payable	19,599	—
Other liabilities	2,024,400	1,668,025
Total liabilities	66,748,906	65,339,591

Stockholders' equity:
Preferred stock, Series A	16	16
Preferred stock, Series B	12	12
Common stock	95,483	95,721
Additional paid-in capital	1,687,669	1,681,127
Accumulated other comprehensive income	1,505,260	2,203,557
Retained earnings	2,640,320	2,368,555
Total stockholders' equity	5,928,760	6,348,988
Total liabilities and stockholders' equity	$72,677,666	$71,688,579
(a)The December 31, 2020 balance sheet includes reclassifications from previously reported amounts for the correction of an immaterial error in the calculation of the impact of unrealized gains and losses on lifetime income benefit reserves which was determined in the first quarter of 2021. This is reflected in deferred policy acquisition costs, deferred sales inducements, policy benefit reserves, deferred income taxes and accumulated other comprehensive income

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2021
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
	2021	2020
Revenues:
Premiums and other considerations	$13,213	$7,664
Annuity product charges	60,082	59,549
Net investment income	497,190	573,318
Change in fair value of derivatives	396,305	(941,874)
Net realized losses on investments	(4,583)	(20,336)
Loss on extinguishment of debt	—	(2,024)
Total revenues	962,207	(323,703)

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	16,424	10,072
Interest sensitive and index product benefits	476,595	400,219
Amortization of deferred sales inducements	122,975	73,591
Change in fair value of embedded derivatives	(282,413)	(1,250,061)
Interest expense on notes payable	6,393	6,385
Interest expense on subordinated debentures	1,326	1,588
Amortization of deferred policy acquisition costs	203,823	120,702
Other operating costs and expenses	55,865	43,626
Total benefits and expenses	600,988	(593,878)
Income before income taxes	361,219	270,175
Income tax expense	78,535	27,228
Net income	282,684	242,947
Less: Preferred stock dividends	10,919	6,611
Net income available to common stockholders	$271,765	$236,336

Earnings per common share	$2.84	$2.58
Earnings per common share - assuming dilution	$2.82	$2.57

Weighted average common shares outstanding (in thousands):
Earnings per common share	95,735	91,644
Earnings per common share - assuming dilution	96,216	92,021

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2021
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020
Revenues:
Traditional life insurance premiums	$706	$701	$708	$722	$823
Life contingent immediate annuity considerations	12,507	9,578	9,699	10,310	6,841
Surrender charges	19,481	17,009	16,447	19,390	19,705
Lifetime income benefit rider fees	40,601	48,954	45,830	44,048	39,844
Net investment income	497,190	521,725	543,331	543,704	573,318
Change in fair value of derivatives	396,305	443,867	205,011	327,662	(941,874)
Net realized losses on investments	(4,583)	(12,135)	(22,321)	(25,888)	(20,336)
Loss on extinguishment of debt	—	—	—	—	(2,024)
Total revenues	962,207	1,029,699	798,705	919,948	(323,703)

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	1,049	1,091	655	702	621
Life contingent immediate annuity benefits and change in future policy benefits	15,375	11,975	12,618	12,629	9,451
Interest sensitive and index product benefits (a)	476,595	325,912	576,147	240,992	400,219
Amortization of deferred sales inducements (b)(d)	122,975	22,768	416,983	(75,178)	73,591
Change in fair value of embedded derivatives (c)(d)	(282,413)	568,836	(1,732,497)	1,126,935	(1,250,061)
Interest expense on notes payable	6,393	6,391	6,388	6,388	6,385
Interest expense on subordinated debentures	1,326	1,325	1,323	1,321	1,588
Amortization of deferred policy acquisition costs (b)(d)	203,823	26,145	622,596	(119,889)	120,702
Other operating costs and expenses	55,865	55,321	42,738	41,951	43,626
Total benefits and expenses	600,988	1,019,764	(53,049)	1,235,851	(593,878)
Income (loss) before income taxes	361,219	9,935	851,754	(315,903)	270,175
Income tax expense (benefit) (e)	78,535	1,193	184,554	(68,474)	27,228
Net income (loss) (a)(b)(c)(d)(e)	282,684	8,742	667,200	(247,429)	242,947
Less: Preferred stock dividends	10,919	15,004	5,950	5,950	6,611
Net income (loss) available to common stockholders (a)(b)(c)(d)(e)	$271,765	$(6,262)	$661,250	$(253,379)	$236,336

Earnings (loss) per common share	$2.84	$(0.07)	$7.20	$(2.76)	$2.58
Earnings (loss) per common share - assuming dilution (a)(b)(c)(d)(e)	$2.82	$(0.07)	$7.17	$(2.76)	$2.57

Weighted average common shares outstanding (thousands):
Earnings (loss) per common share	95,735	92,904	91,861	91,803	91,644
Earnings (loss) per common share - assuming dilution	96,216	93,352	92,163	92,027	92,021
(a)Q3 2020 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $285.8 million and decreased both net income and net income available to common stockholders by $224.4 million and decreased earnings per common share - assuming dilution by $2.44 per share.
(b)Q3 2020 includes expense from the revision of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $391.4 million and $589.2 million, respectively, and decreased both net income and net income available to common stockholders by $769.8 million and decreased earnings per common share - assuming dilution by $8.35 per share.
(c)Q3 2020 includes a benefit from the revision of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact decreased change in fair value of embedded derivatives by $2,111.1 million and increased both net income and net income available to common stockholders by $1,657.2 million and increased earnings per common share - assuming dilution by $17.98 per share.
(d)Q2 2020 includes a benefit from the revision of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact decreased change in fair value of embedded derivatives by $230.1 million, increased amortization of deferred sales inducements and deferred policy acquisition costs by $36.7 million and $57.6 million, respectively, and decreased both net loss and net loss available to common stockholders by $106.5 million and reduced loss per common share - assuming dilution by $1.16 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2021
Unaudited (Dollars in thousands, except per share data)

(e)Q1 2020 includes a tax benefit related to the provision of the Coronavirus Aid, Relief, and Economic Security Act, (“CARES Act”)  which was signed into legislation on March 27, 2020 and allows net operating losses for 2018 through 2020 to be carried back to previous tax years in which a 35% statutory tax rate was in effect. The impact reduced income tax expense and increased both net income and net income available to common stockholders by $30.8 million and increased earnings per common share - assuming dilution by $0.33 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2021
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income available to common stockholders, we have consistently utilized non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income available to common stockholders equals net income available to common stockholders adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income available to common stockholders eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income available to common stockholders together with net income available to common stockholders provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items

	Three Months Ended March 31,
	2021	2020
Net income available to common stockholders	$271,765	$236,336
Adjustments to arrive at non-GAAP operating income available to common stockholders: (a)
Net realized gains/losses on financial assets, including credit losses	3,516	16,349
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(297,634)	(120,454)
Change in fair value of derivatives - interest rate caps and swap	—	(848)
Income taxes	63,794	22,702
Non-GAAP operating income available to common stockholders	41,441	154,085
Impact of notable items (b)	—	(30,778)
Non-GAAP operating income available to common stockholders, excluding notable items	$41,441	$123,307

Per common share - assuming dilution:
Net income available to common stockholders	$2.82	$2.57
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Net realized gains/losses on financial assets, including credit losses	0.04	0.17
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(3.09)	(1.31)
Change in fair value of derivatives - interest rate caps and swap	—	(0.01)
Income taxes	0.66	0.25
Non-GAAP operating income available to common stockholders	0.43	1.67
Impact of notable items	—	(0.33)
Non-GAAP operating income available to common stockholders, excluding notable items	$0.43	$1.34

Notable Items

	Three Months Ended March 31,
	2021	2020
Notable items impacting Non-GAAP operating income available to common stockholders:
Tax benefit related to the CARES Act	$—	$(30,778)
Total notable items (b)	$—	$(30,778)
(a)Adjustments to net income available to common stockholders to arrive at non-GAAP operating income available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) where applicable.
(b)Notable items reflect the after-tax impact to non-GAAP operating income available to common stockholders for certain items that do not reflect the company's expected ongoing operations. Notable items include the impact from actuarial assumption updates, certain initial uncapitalized costs to establish the AEL 2.0 strategy, and initial non-deferred impacts related to reinsurance transactions. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2021
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders

	Three Months Ended March 31,
	2021	2020
Net realized gains/losses on financial assets, including credit losses:
Net realized gains/losses on financial assets, including credit losses	$4,727	$21,657
Amortization of DAC and DSI	(1,211)	(5,308)
Income taxes	(756)	(3,531)
	$2,760	$12,818
Change in fair value of derivatives and embedded derivatives:
Fixed index annuities	$(493,799)	$(209,891)
Interest rate caps and swap	—	(848)
Amortization of DAC and DSI	196,165	89,437
Income taxes	64,550	26,233
	$(233,084)	$(95,069)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2021
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income (Loss) Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items

	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020
Net income (loss) available to common stockholders	$271,765	$(6,262)	$661,250	$(253,379)	$236,336
Adjustments to arrive at non-GAAP operating income (loss) available to common stockholders: (a)
Net realized gains/losses on financial assets, including credit losses	3,516	9,369	15,145	18,492	16,349
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(297,634)	90,616	(1,176,909)	423,590	(120,454)
Change in fair value of derivatives - interest rate caps and swap	—	—	—	—	(848)
Income taxes	63,794	(21,996)	250,701	(95,599)	22,702
Non-GAAP operating income (loss) available to common stockholders	41,441	71,727	(249,813)	93,104	154,085
Impact of notable items (b)	—	—	340,895	—	(30,778)
Non-GAAP operating income available to common stockholders, excluding notable items (c)(d)(e)	$41,441	$71,727	$91,082	$93,104	$123,307

Per common share - assuming dilution:
Net income (loss) available to common stockholders	$2.82	$(0.07)	$7.17	$(2.76)	$2.57
Adjustments to arrive at non-GAAP operating income (loss) available to common stockholders:
Anti-dilutive effect of net loss	—	—	—	0.01	—
Anti-dilutive effect of operating loss	—	—	0.01	—	—
Net realized gains/losses on financial assets, including credit losses	0.04	0.10	0.16	0.20	0.17
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(3.09)	0.97	(12.77)	4.60	(1.31)
Change in fair value of derivatives - interest rate caps and swap	—	—	—	—	(0.01)
Income taxes	0.66	(0.23)	2.71	(1.04)	0.25
Non-GAAP operating income (loss) available to common stockholders	0.43	0.77	(2.72)	1.01	1.67
Impact of notable items	—	—	3.70	—	(0.33)
Non-GAAP operating income available to common stockholders, excluding notable items (c)(d)(e)	$0.43	$0.77	$0.98	$1.01	$1.34
Notable Items

	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020
Notable items impacting Non-GAAP operating income (loss) available to common stockholders:
Impact of actuarial assumption updates (c)(d)	$—	$—	$340,895	$—	$—
Tax benefit related to the CARES Act (e)	—	—	—	—	(30,778)
Total notable items (b)	$—	$—	$340,895	$—	$(30,778)
(a)Adjustments to net income (loss) available to common stockholders to arrive at non-GAAP operating income (loss) available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) where applicable.
(b)Notable items reflect the after-tax impact to non-GAAP operating income available to common stockholders for certain items that do not reflect the company's expected ongoing operations. Notable items include the impact from actuarial assumption updates, certain initial uncapitalized costs to establish the AEL 2.0 strategy, and initial non-deferred impacts related to reinsurance transactions. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.
(c)Q3 2020 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $285.8 million and increased non-GAAP operating loss available to common stockholders and non-GAAP operating loss available to common stockholders per common share - assuming dilution by $224.4 million and $2.44 per share, respectively.
(d)Q3 2020 includes expense from the revision of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $57.5 million and $91.0 million, respectively, and increased non-GAAP operating loss available to common stockholders and non-GAAP operating loss available to common stockholders per common share - assuming dilution by $116.5 million and $1.26 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2021
Unaudited (Dollars in thousands, except per share data)

(e)Q1 2020 includes a tax benefit related to the provision of CARES Act which was signed into legislation on March 27, 2020 and allows net operating losses for 2018 through 2020 to be carried back to previous tax years in which a 35% statutory tax rate was in effect. The impact reduced income tax expense and increased non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution by $30.8 million and $0.33 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2021
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) Available to Common Stockholders

	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020
Net realized losses on investments	$4,583	$12,135	$22,321	$25,888	$20,336
Change in fair value of derivatives	(211,387)	(416,450)	(203,088)	(413,489)	1,039,322
Increase (decrease) in total revenues	(206,804)	(404,315)	(180,767)	(387,601)	1,059,658

Amortization of deferred sales inducements	(69,788)	22,785	(303,710)	115,511	(29,683)
Change in fair value of embedded derivatives	282,413	(568,836)	1,732,497	(1,126,935)	1,250,061
Interest sensitive and index product benefits (a)	(145)	761	1,298	612	(1,321)
Amortization of deferred policy acquisition costs	(125,166)	40,990	(449,088)	181,129	(54,446)
Increase (decrease) in total benefits and expenses	87,314	(504,300)	980,997	(829,683)	1,164,611
Increase in income (loss) before income taxes	(294,118)	99,985	(1,161,764)	442,082	(104,953)
Increase (decrease) in income tax expense (benefit)	(63,794)	21,996	(250,701)	95,599	(22,702)
Increase (decrease) in net income (loss) available to common stockholders	$(230,324)	$77,989	$(911,063)	$346,483	$(82,251)
(a)Interest sensitive and index product benefits adjustment reflects the change in the allowance for credit losses on our reinsurance recoverable/coinsurance deposits under a revised impairment model for financial assets measured at amortized cost which we were required to adopt on January 1, 2020. The change in this allowance is reflected in the net realized gains/losses of financial assets, including credit losses line in the other Non-GAAP financial measures tables in this financial supplement.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2021
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Common Share

	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020
Capitalization:
Notes payable	$500,000	$500,000	$500,000	$500,000	$500,000
Subordinated debentures payable to subsidiary trusts	78,187	78,112	78,037	77,964	77,893
Total debt	578,187	578,112	578,037	577,964	577,893
Total stockholders’ equity (a)	5,928,760	6,348,988	5,918,216	4,919,689	3,499,592
Total capitalization (a)	6,506,947	6,927,100	6,496,253	5,497,653	4,077,485
Accumulated other comprehensive income (AOCI) (a)	(1,505,260)	(2,203,557)	(1,911,593)	(1,577,499)	(196,809)
Total capitalization excluding AOCI (b)	$5,001,687	$4,723,543	$4,584,660	$3,920,154	$3,880,676

Total stockholders’ equity (a)	$5,928,760	$6,348,988	$5,918,216	$4,919,689	$3,499,592
Equity available to preferred stockholders (c)	(700,000)	(700,000)	(700,000)	(700,000)	(400,000)
Total common stockholders' equity (a)(d)	5,228,760	5,648,988	5,218,216	4,219,689	3,099,592
Accumulated other comprehensive income (a)	(1,505,260)	(2,203,557)	(1,911,593)	(1,577,499)	(196,809)
Total common stockholders’ equity excluding AOCI (d)	3,723,500	3,445,431	3,306,623	2,642,190	2,902,783
Net impact of fair value accounting for derivatives and embedded derivatives	(399,538)	(166,453)	(237,099)	685,839	353,853
Total common stockholders’ equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (d)	$3,323,962	$3,278,978	$3,069,524	$3,328,029	$3,256,636

Common shares outstanding	95,482,733	95,720,622	91,931,837	91,595,066	91,497,841

Book Value per Common Share: (e)
Book value per common share (a)	$54.76	$59.02	$56.76	$46.07	$33.88
Book value per common share excluding AOCI (d)	$39.00	$35.99	$35.97	$28.85	$31.73
Book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (d)	$34.81	$34.26	$33.39	$36.33	$35.59

Debt-to-Capital Ratios: (f)
Senior debt / Total capitalization	10.0%	10.6%	10.9%	12.8%	12.9%
Total debt / Total capitalization	11.6%	12.2%	12.6%	14.7%	14.9%
(a)Q1 2020 through Q4 2020 include the impact of a correction of an immaterial error in the calculation of the impact of unrealized gains and losses on lifetime income benefit reserves which was determined in Q1 2021. This had the impact of reducing AOCI as of December 31, 2020 by $225.7 million and decreased book value per common share by $2.35 compared to amounts previously reported.
(b)Total capitalization excluding AOCI, a non-GAAP financial measure, is based on stockholders' equity excluding the effect of AOCI.
(c)Equity available to preferred stockholders is equal to the redemption value of outstanding preferred stock plus share dividends declared but not yet issued.
(d)Total common stockholders' equity, total common stockholders' equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, exclude equity available to preferred stockholders. Total common stockholders’ equity and book value per common share excluding AOCI, non-GAAP financial measures, are based on common stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. Total common stockholders' equity and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, are based on common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives. Since the net impact of fair value accounting for our derivatives and embedded derivatives fluctuates from quarter to quarter and the most significant impacts relate to fair value accounting for our fixed index annuity business and are not economic in nature but rather impact the timing of reported results, we believe these non-GAAP financial measures provide useful supplemental information.
(e)Book value per common share including and excluding AOCI and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives are calculated as total common stockholders’ equity, total common stockholders’ equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives divided by the total number of shares of common stock outstanding.
(f)Debt-to-capital ratios are computed using total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2021
Unaudited (Dollars in thousands)

Spread Results

	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020
Average yield on invested assets	3.58%	3.88%	4.10%	4.12%	4.36%
Aggregate cost of money	1.58%	1.63%	1.66%	1.73%	1.72%
Aggregate investment spread	2.00%	2.25%	2.44%	2.39%	2.64%

Impact of:
Investment yield - additional prepayment income	0.11%	0.11%	0.10%	0.03%	0.06%
Cost of money effect of over (under) hedging	0.02%	0.01%	0.03%	(0.01)%	0.05%

Weighted average investments	$55,712,648	$53,836,378	$53,024,798	$52,901,215	$52,623,239
Weighted average investments include fixed maturity securities at amortized cost and mortgage loans on real estate and other investments at carrying values as reflected in the consolidated balance sheets. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020
Included in interest sensitive and index product benefits:
Index credits	$345,737	$195,927	$174,747	$97,875	$278,940
Interest credited	56,477	49,551	47,376	46,594	48,947
Included in change in fair value of derivatives:
Proceeds received at option expiration	(349,119)	(197,921)	(178,405)	(97,015)	(285,263)
Pro rata amortization of option cost	164,230	170,505	176,481	182,841	187,030
Cost of money for deferred annuities	$217,325	$218,062	$220,199	$230,295	$229,654

Weighted average liability balance outstanding	$54,935,106	$53,531,441	$53,059,376	$53,214,255	$53,274,905
Annuity Account Balance Rollforward

	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020
Account balances at beginning of period	$54,056,725	$53,006,150	$53,112,600	$53,315,909	$53,233,898
Net deposits	2,417,729	1,830,816	557,675	543,026	681,752
Premium bonuses	24,850	25,143	21,205	22,710	24,552
Fixed interest credited and index credits	402,214	245,478	222,123	144,469	327,887
Surrender charges	(19,481)	(17,009)	(16,447)	(19,390)	(19,705)
Lifetime income benefit rider fees	(40,601)	(48,954)	(45,830)	(44,048)	(39,844)
Surrenders, withdrawals, deaths, etc.	(1,027,956)	(984,899)	(845,176)	(850,076)	(892,631)
Account balances at end of period	$55,813,480	$54,056,725	$53,006,150	$53,112,600	$53,315,909

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2021
Unaudited (Dollars in thousands)

Annuity Deposits by Product Type

	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020
American Equity Life:
Fixed index annuities	$516,995	$500,495	$432,602	$472,899	$586,063
Annual reset fixed rate annuities	2,167	1,664	1,817	2,316	2,331
Multi-year fixed rate annuities	787,192	394,999	531	83	369
Single premium immediate annuities	13,959	7,774	10,205	10,084	5,398
	1,320,313	904,932	445,155	485,382	594,161
Eagle Life:
Fixed index annuities	148,836	106,170	60,476	72,371	106,502
Annual reset fixed rate annuities	162	—	39	17	41
Multi-year fixed rate annuities	965,425	833,765	68,206	1,031	4,149
	1,114,423	939,935	128,721	73,419	110,692
Consolidated:
Fixed index annuities	665,831	606,665	493,078	545,270	692,565
Annual reset fixed rate annuities	2,329	1,664	1,856	2,333	2,372
Multi-year fixed rate annuities	1,752,617	1,228,764	68,737	1,114	4,518
Single premium immediate annuities	13,959	7,774	10,205	10,084	5,398
Total before coinsurance ceded	2,434,736	1,844,867	573,876	558,801	704,853
Coinsurance ceded	3,048	6,277	5,996	5,691	17,703
Net after coinsurance ceded	$2,431,688	$1,838,590	$567,880	$553,110	$687,150
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at March 31, 2021:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	12.7	6.1	9.8%	$50,806,548	91.0%
Annual Reset Fixed Rate Annuities	8.9	2.6	5.0%	1,411,594	2.5%
Multi-Year Fixed Rate Annuities	4.0	3.0	8.3%	3,595,338	6.5%
Total	12.1	5.8	9.6%	$55,813,480	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2021
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$863,221	$3,125,254
0.0% < 2.0%	17,708	339,017
2.0% < 3.0%	53,828	2,475,661
3.0% < 4.0%	96,137	2,512,346
4.0% < 5.0%	59,922	2,117,537
5.0% < 6.0%	192,916	2,854,843
6.0% < 7.0%	39,113	2,476,842
7.0% < 8.0%	66,622	4,079,101
8.0% < 9.0%	60,483	3,579,166
9.0% < 10.0%	3,115,181	3,455,370
10.0% or greater	441,801	23,791,411
	$5,006,932	$50,806,548

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$3,988,475	0.00%
2021	890,498	2.83%
2022	1,612,006	3.38%
2023	4,924,795	5.31%
2024	6,112,377	6.24%
2025	6,248,444	7.18%
2026	5,619,291	8.93%
2027	4,372,775	10.64%
2028	4,629,583	11.62%
2029	5,904,946	13.06%
2030	3,900,325	14.89%
2031	3,284,275	16.75%
2032	1,966,654	17.86%
2033	1,135,185	18.35%
2034	718,079	18.82%
2035	324,648	19.33%
2036	151,448	19.86%
2037	29,676	20.00%
	$55,813,480	9.63%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2021
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Credited Rate vs. Ultimate Minimum Guaranteed Rate Differential:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No differential	$977,823	$1,220,033
› 0.00% - 0.25%	47,107	140,908
› 0.25% - 0.50%	231,342	6,814
› 0.50% - 1.00%	13,685	1,155
› 1.00% - 1.50%	11,117	—
1.00% ultimate guarantee - 2.16% wtd avg interest rate (a)	3,468,309	1,047,938
1.50% ultimate guarantee - 1.08% wtd avg interest rate (a)	137,803	3,160,134
1.75% ultimate guarantee - 1.72% wtd avg interest rate (a)	48,805	528,653
2.00% ultimate guarantee - 1.85% wtd avg interest rate (a)	70,941	—
2.25% ultimate guarantee - 1.65% wtd avg interest rate (a)	—	673,613
3.00% ultimate guarantee - 1.95% wtd avg interest rate (a)	—	1,360,897
Allocated to index strategies (see tables that follow)	—	42,666,403
	$5,006,932	$50,806,548
(a)The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy ranges from 0.5% - 1.75%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of March 31, 2021 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.12%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2021
Unaudited (Dollars in thousands)

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap
At minimum	$1,282	$103,647	$5,059,257	$59,601	$132,676
1.75% - 3%	9,073,436	—	—	—	—
3% - 4%	316,349	2,092	—	—	—
4% - 5%	1,605,627	210,515	1,028,667	—	—
5% - 6%	622,541	181,589	27,284	—	—
6% - 7%	141	—	442	—	—
>= 7%	9,825	7,705	867	4,879	—

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate
At minimum	$186,688	$412,453	$83,468	$90,519
< 20%	1,322,160	—	—	—
20% - 40%	3,251,757	206,325	3,465	—
40% - 60%	1,945,548	49,706	47,629	—
60% - 100%	838,650	—	—	—
> 100%	596,808	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
Current Cap
At minimum	$1,925,877
1.10% - 1.30%	6,189,740
1.40% - 1.60%	1,884,173
1.70% - 2.00%	265,581
>= 2.10%	9,811

Volatility Control Index
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	342,379
2.25% - 2.75%	179,444
3.00% - 3.50%	1,074,225
3.75% - 5.25%	3,223,841
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.71% based upon prices of options for the week ended April 2, 2021.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2021
Unaudited (Dollars in thousands)

Summary of Invested Assets

	March 31, 2021		December 31, 2020
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
United States Government full faith and credit	$38,727	0.1%	$39,771	0.1%
United States Government sponsored agencies	1,027,441	1.9%	1,039,551	1.9%
United States municipalities, states and territories	3,655,844	7.0%	3,776,131	7.0%
Foreign government obligations	193,944	0.4%	202,706	0.4%
Corporate securities	29,890,265	57.0%	31,156,827	58.1%
Residential mortgage backed securities	1,346,473	2.6%	1,512,831	2.8%
Commercial mortgage backed securities	4,177,242	8.0%	4,261,227	8.0%
Other asset backed securities	5,360,405	10.2%	5,549,849	10.4%
Total fixed maturity securities	45,690,341	87.2%	47,538,893	88.7%
Mortgage loans on real estate	4,290,602	8.2%	4,165,489	7.8%
Derivative instruments	1,509,892	2.9%	1,310,954	2.4%
Other investments	908,437	1.7%	590,078	1.1%
	$52,399,272	100.0%	$53,605,414	100.0%
Credit Quality of Fixed Maturity Securities - March 31, 2021

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
1	$25,301,796	55.4%	Aaa/Aa/A	$26,363,222	57.7%
2	18,833,794	41.2%	Baa	18,108,379	39.6%
3	1,310,371	2.9%	Ba	972,986	2.1%
4	189,560	0.4%	B	115,164	0.3%
5	27,540	0.1%	Caa	60,977	0.1%
6	27,280	—%	Ca and lower	69,613	0.2%
	$45,690,341	100.0%		$45,690,341	100.0%
Watch List Securities - March 31, 2021

General Description (a)	Amortized Cost	Allowance for Credit Losses	Amortized Cost, Net of Allowance	Net Unrealized Losses, Net of Allowance	Fair Value
Corporate securities - Public securities	$141,385	$(39,737)	$101,648	$(1,816)	$99,832
Corporate securities - Private placement securities	205,522	(15,978)	189,544	(2,137)	187,407
Residential mortgage backed securities	36,729	(1,192)	35,537	(1,442)	34,095
Commercial mortgage backed securities	69,324	—	69,324	(5,695)	63,629
Other asset backed securities	35,000	—	35,000	(484)	34,516
United States municipalities, states and territories	19,062	(2,791)	16,271	(574)	15,697
	$507,022	$(59,698)	$447,324	$(12,148)	$435,176
(a)The watch list consists of all fixed maturity securities we have determined contain elevated credit risk, including those we have taken credit losses on.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2021
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	March 31, 2021		December 31, 2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,033,893	$1,066,168	$1,032,936	$1,079,322
United States municipalities, states and territories	3,258,694	3,655,844	3,236,767	3,776,131
Foreign government obligations	177,075	193,944	177,062	202,706
Corporate securities:
Capital goods	2,311,299	2,574,918	2,295,927	2,721,465
Consumer discretionary	5,798,478	6,496,175	5,674,845	6,734,249
Energy	2,055,070	2,209,978	2,140,768	2,359,893
Financials	6,035,023	6,623,469	5,971,097	6,877,472
Government non-guaranteed	553,630	623,122	539,148	632,178
Industrials	302,568	332,364	276,352	319,823
Information technology	1,513,900	1,701,536	1,556,654	1,840,942
Materials	1,572,530	1,752,546	1,543,032	1,803,501
Other	318,002	352,818	315,628	370,204
Telecommunications	1,444,260	1,608,440	1,340,484	1,582,329
Transportation	1,318,958	1,427,863	1,362,858	1,511,499
Utilities	3,752,734	4,187,036	3,728,403	4,403,272
Residential mortgage backed securities:
Government agency	521,139	579,600	549,677	627,201
Prime	667,158	675,162	771,031	788,933
Alt-A	74,716	91,711	79,248	96,697
Commercial mortgage backed securities:
Government agency	395,783	432,183	398,141	447,726
Non-agency	3,624,027	3,745,059	3,721,509	3,813,501
Other asset backed securities:
Auto	280,997	288,595	258,286	266,065
Energy	7,209	8,414	7,301	8,946
Financials	4,441	4,209	4,441	3,911
Industrials	51,074	52,538	60,894	61,147
Collateralized loan obligations	4,024,767	3,931,973	4,255,839	4,112,318
Military housing	462,411	499,718	464,684	538,356
Other	554,623	574,958	541,724	559,106
	$42,114,459	$45,690,341	$42,304,736	$47,538,893

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2021
Unaudited (Dollars in thousands)

Mortgage Loans on Real Estate

	March 31, 2021		December 31, 2020
	Principal	Percent	Principal	Percent
Geographic distribution: commercial mortgage loans
East	$694,952	19.6%	$699,741	19.5%
Middle Atlantic	277,420	7.8%	281,971	7.9%
Mountain	384,719	10.8%	391,025	10.9%
New England	24,624	0.7%	24,774	0.7%
Pacific	672,948	19.0%	659,743	18.4%
South Atlantic	828,593	23.4%	832,739	23.3%
West North Central	257,546	7.3%	266,050	7.4%
West South Central	406,338	11.4%	424,111	11.9%
	$3,547,140	100.0%	$3,580,154	100.0%

Property type distribution: commercial mortgage loans
Office	$294,760	8.3%	$297,065	8.3%
Medical Office	22,072	0.6%	20,584	0.6%
Retail	1,153,141	32.5%	1,187,484	33.2%
Industrial/Warehouse	945,205	26.6%	929,325	25.9%
Apartment	927,945	26.2%	939,084	26.2%
Mixed use/Other	204,017	5.8%	206,612	5.8%
	$3,547,140	100.0%	$3,580,154	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2021
Unaudited (Dollars in thousands)

	March 31, 2021
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,547,140	$266,269	$454,134	$4,267,543
In workout	—	—	—	—
Delinquent	—	—	42,001	42,001
Collateral dependent	—	—	—	—
Principal outstanding	3,547,140	266,269	496,135	4,309,544

Unamortized discounts and premiums, net	—	—	10,146	10,146
Deferred fees and costs, net	(1,213)	(684)	1,323	(574)
Amortized cost	3,545,927	265,585	507,604	4,319,116

Valuation allowance	(26,139)	(439)	(1,936)	(28,514)
Carrying value	$3,519,788	$265,146	$505,668	$4,290,602

	December 31, 2020
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,580,154	$245,807	$366,047	$4,192,008
In workout	—	—	—	—
Delinquent	—	—	273	273
Collateral dependent	—	—	—	—
Principal outstanding	3,580,154	245,807	366,320	4,192,281

Unamortized discounts and premiums, net	—	—	5,212	5,212
Deferred fees and costs, net	(1,266)	(634)	925	(975)
Amortized cost	3,578,888	245,173	372,457	4,196,518

Valuation allowance	(25,529)	(2,130)	(3,370)	(31,029)
Carrying value	$3,553,359	$243,043	$369,087	$4,165,489

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2021

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2021
First Quarter	$32.54	$26.21	$31.53	$0.00

2020
First Quarter	$34.16	$9.07	$18.80	$0.00
Second Quarter	$27.09	$14.76	$24.71	$0.00
Third Quarter	$27.32	$19.06	$21.99	$0.00
Fourth Quarter	$34.25	$22.37	$27.66	$0.32

2019
First Quarter	$33.57	$26.34	$27.02	$0.00
Second Quarter	$30.91	$25.84	$27.16	$0.00
Third Quarter	$27.80	$20.16	$24.20	$0.00
Fourth Quarter	$30.96	$21.75	$29.93	$0.30
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our website at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2021

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Randy Binner
B. Riley FBR, Inc.
(703) 312-1890
rbinner@fbr.com
Daniel Bergman
Citi Research
(212) 816-2132
daniel.bergman@citi.com
Wilma Burdis
Credit Suisse Securities
Equity Research | Life Insurance
(919) 306-1023
wilma.burdis@credit-suisse.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com

Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com
Bob Huang
Morgan Stanley Research
(212) 761-6136
Bob.Huang@morganstanley.com
John Barnidge
Piper Sandler & Co.
(312) 281-3412
John.Barnidge@psc.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Mark A. Dwelle
RBC Capital Markets, LLC
(804) 782-4008
mark.dwelle@rbccm.com
Mark Hughes
Truist Securities
(615) 748-4422
mark.hughes@research.truist.com